                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                           HAWAIIAN NATURAL WATER COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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         pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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
                      HAWAIIAN NATURAL WATER COMPANY, INC.
                               248 MOKAUEA STREET
                             HONOLULU, HAWAII 96819

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY, JUNE 2, 1998

                            ------------------------

To the Stockholders of

  Hawaiian Natural Water Company, Inc.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HAWAIIAN NATURAL WATER COMPANY, INC., a Hawaii corporation (the "Company"), will be held on Tuesday, June 2, 1998 at 10:00 a.m., local time, at the Honolulu Club, 932 Ward Avenue, Honolulu, Hawaii 96814 for the following purposes:

    1. To elect directors to serve for the ensuing year and until their successors are elected.

    2.  To approve the Company's 1998 Stock Option Plan.

    3. To ratify the selection of Arthur Andersen LLP as independent accountants of the Company for its fiscal year ending December 31, 1998.

    4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    The Board of Directors has fixed the close of business on April 17, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof.

                                          By Order of the Board of Directors

                                          Brian Barbata
                                          SECRETARY

Honolulu Hawaii
May 1, 1998

    ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOP (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                      HAWAIIAN NATURAL WATER COMPANY, INC.
                               248 MOKAUEA STREET
                             HONOLULU, HAWAII 96819

                            ------------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 2, 1998

                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed proxy is solicited on behalf of the Board of Directors of Hawaiian Natural Water Company, Inc., a Hawaii corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, June 2, 1998 at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Honolulu Club, 932 Ward Avenue, Honolulu, Hawaii 96814. This proxy statement and accompanying proxy will first be mailed to stockholders entitled to vote at the Annual Meeting on or about May 5, 1998.

SOLICITATION

    The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to such beneficial owners. The Company will reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by the Company or its agents. No directors, officers or other regular employees will be paid any additional compensation for such services.

VOTING RIGHTS AND OUTSTANDING SHARES

    Only holders of record of Common Stock at the close of business on April 17, 1998 will be entitled to notice of and to vote at the Annual Meeting. At the close of business on April 17, 1998, the Company had outstanding and entitled to vote 3,899,812 shares of Common Stock, the only outstanding class of securities entitled to vote at the Annual Meeting. Each share of Common Stock will be entitled to one vote on all matters to be voted on at the Annual Meeting, except that stockholders will be entitled to cumulate their votes in the election of directors as further described below.

CUMULATIVE VOTING IN THE ELECTION OF DIRECTORS

    Pursuant to applicable provisions of Hawaii law, stockholders are entitled to cumulate their votes in the election of directors. In cumulative voting, stockholders are entitled to cast a total number of votes in the election of directors equal to the number of directors to be elected, multiplied by the number of shares held. Stockholders may either cast all such votes for one candidate or distribute such votes among the candidates in such proportion as they see fit.

    In order to exercise the right to cumulative voting, stockholders must deliver a written request therefor to any officer of the Company at least forty-eight (48) hours prior to the time of the Annual Meeting. In the event that any stockholder delivers such notice, all other stockholders will be entitled to cumulate their votes in the election of directors. The named proxies do not intend to give notice of an intent to cumulate votes in the election of directors, but they may elect to do so in the event of a contested election or any other unexpected circumstances. Discretionary authority to cumulate votes is being solicited hereby, including the authority to cumulate votes for such nominees as the named proxies see fit.

QUORUM

    A quorum must be present for any action to be taken on a voting matter at the Annual Meeting. The presence in person or by proxy of persons holding a majority of the shares of Common Stock outstanding and entitled to vote constitutes a quorum. Except in the election of directors, the affirmative vote of the majority of the shares present in person or by proxy will be required for the approval of all matters presented at the Annual Meeting. Directors will be elected by plurality vote. All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Broker non-votes occur when brokers or other nominees are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions. Abstentions will be counted towards the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes will be counted for purposes of determining the presence of a quorum, but will not be counted for the purpose of determining whether a matter has been approved.

REVOCABILITY OF PROXIES

    Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of the Company at the Company's principal executive office, 248 Mokauea Street, Honolulu, Hawaii 95819, a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

SHAREHOLDER PROPOSALS

    Proposals of stockholders that are intended to be presented at the Company's 1999 Annual Meeting of Stockholders must be received by the Company not later than December 31, 1998 in order to be included in the proxy statement and proxy relating to that Annual Meeting.

                            I. ELECTION OF DIRECTORS

    The Company's Articles of Incorporation authorize a Board of Directors consisting of not less than four (4) members, the exact number to be determined in accordance with the By-Laws. The number of directors is currently fixed at four. Accordingly, four directors will be elected at the Annual Meeting. Directors hold office until the next annual meeting of stockholders or until their successors have been elected and qualified.

    It is the intention of each of the persons named in the accompanying proxy to vote the shares represented thereby in favor of the four nominees listed below, unless contrary instructions are given. If cumulative voting is in effect at the Annual Meeting, the named proxies will cumulate votes for one or more of the nominees listed below in their discretion. All of the nominees listed below are currently directors of the Company. The Board of Directors has no reason to believe that any of the nominees listed below will be unable or will decline to serve. If, however, any nominee is unable or declines to serve, the persons named in the accompanying proxy reserve the right to vote the shares represented thereby in favor of the election of another person or persons nominated by the Board of Directors in his stead or, if no other person is so nominated, in favor of the remaining nominees.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NAMED NOMINEE.

NOMINEES

    Set forth below is certain information, as of April 17, 1998, concerning the nominees for election as directors at the Annual Meeting:

NAME OF NOMINEE                                       AGE            POSITION WITH THE COMPANY           DIRECTOR SINCE
------------------------------------------------      ---      --------------------------------------  ------------------
Marcus Bender...................................          49   President, Chief Executive Officer      September 1994
                                                                 and Director

Brian Barbata...................................          52   Secretary and Director                  September 1994

John Mayo.......................................          47   Director                                September 1994

Michael Chagami.................................          45   Director                                August 1996

    Mr. Bender has been President, Chief Executive Officer and a director of the Company since its formation in September 1994. He has also been President of Hawaii Brewery Development Co., Inc. ("HBDC"), an inactive brewery company, since its formation in 1986, and President and sole owner of Bender Consulting, Inc. ("BCI"), since its formation in March 1990. BCI provides consulting services with respect to the import and export of beverage dispensing equipment. Mr. Bender has been involved in the beverage industry in Hawaii since 1981, when he founded South Pacific Beverages, Ltd. for the purpose of importing and distributing Hinano Beer from Tahiti.

    Mr. Barbata has been Secretary and a director of the Company since its formation in September 1994. He has also been Vice President of HBDC since its formation in 1986. Mr. Barbata is President and a stockholder of Inter Island Petroleum, Inc., a Hawaii petroleum distributor. Prior to founding Inter Island Petroleum in 1988, he served in various management capacities for eight years with Pacific Resources, Inc., a major oil refining and distributing company in Hawaii. Mr. Barbata is also a director of other privately held companies based in Hawaii.

    Mr. Mayo has been a director of the Company since its formation in September 1994. He has been the President and principal owner of National Tire of Hawaii, Ltd. (D/B/A Lex Brodie's Tire Company), a leading tire retailer in Hawaii, for more than five years. He is also President and sole stockholder of Mayo Water Co., Inc., a holding company which holds stock in the Company.

    Mr. Chagami has been a director of the Company since August 1996. He has been Treasurer of HSC, Inc., a holding company with interests in automobile dealerships, shopping centers and financial services in Hawaii, for more than five years. HSC, Inc. is a principal stockholder of the Company. See "Security Ownership of Certain Beneficial Owners and Management" below.

BOARD COMMITTEES AND MEETINGS

    The Board maintains an Audit Committee and a Compensation Committee. The Audit Committee meets with the Company's independent accountants at least annually to review the results of the annual audit and discuss the financial statements; recommends to the Board the selection of independent accountants; and receives and considers the accountants' comments with respect to the adequacy of internal controls and staff and management performance and procedures in connection with financial reporting. The Audit Committee is composed of three non-employee directors, currently Messrs. Mayo, Barbata and Chagami. The Compensation Committee monitors the Company's management compensation program and recommends to the Board discretionary compensation awards, including bonus compensation and stock option grants and performs such other functions regarding compensation as the Board may delegate. The Compensation Committee is composed of two non-employee directors, currently Messrs. Mayo and Barbata.

    During the fiscal year ended December 31, 1997, the Board of Directors held eight (8) meetings; the Audit Committee met two (2) times, and the Compensation Committee met four (4) times. Each incumbent director, except Mr. Mayo, attended at least 75% of the aggregate of all Board meetings and meetings of committees of the Board on which he served.

                                   MANAGEMENT

    Set forth below is certain information, as of April 17, 1998, concerning the current executive officers of the Company. All officers serve at the discretion of the Board of Directors. There are no family relationships among any of the Company's directors or executive officers.

NAME OF OFFICER                                       AGE                      POSITION WITH THE COMPANY
------------------------------------------------      ---      ----------------------------------------------------------
Marcus Bender...................................          49   President and Chief Executive Officer
Brian Barbata...................................          52   Secretary
David K. Laeha..................................          38   Treasurer and Chief Financial Officer
Raymond M. Riss.................................          54   Executive Vice President--Sales and Marketing
Anthony R. Perssons.............................          39   Vice President--Operations
Tate Robinson...................................          50   Vice President--Administration

    Mr. Bender has been President and Chief Executive Officer of the Company since its formation in September 1994. See "Election of Directors--Nominees" above.

    Mr. Barbata has been Secretary of the Company since its formation in September 1994. See "Election of Directors--Nominees" above.

    Mr. Laeha has been Treasurer and Chief Financial Officer of the Company since September 1997. From November 1996 until joining the Company, he served as Vice President--Finance and Secretary of Hooven Direct Marketing, a marketing/distribution company based in Los Angeles. From September 1994 through October 1996, he served as an audit/tax consultant for Arthur Andersen LLP, Los Angeles office. Prior thereto, he was the Accounting/Benefits Manager for CADAM, a subsidiary of IBM Corporation based in Los Angeles. Mr. Laeha is a certified public accountant. He received his MBA degree from USC in 1991.

    Mr. Riss has been Executive Vice President--Sales and Marketing of the Company since February 1998. From July 1996 until his election as an officer of the Company, Mr. Riss served as a marketing consultant to the Company. From April 1993 through April 1996, he served as Executive Vice President-- Marketing and Sales of Mauna Loa Macadamia Nut Co., Honolulu, Hawaii. Prior thereto, he served in various management positions with Borden, Inc., Columbus, Ohio, for fourteen (14) years. Prior to joining Borden, Inc., he served as a Group Marketing Manager for E & J Gallo Winery for approximately two and one-half
(2 1/2) years.

    Mr. Perssons has been Vice President--Operations of the Company since April 1998. From 1995 until joining the Company, he served as the Plant Manager for the Poland Springs bottling facility in Boston, Massachusetts. Prior thereto, he served in various operations management positions for a bottling division of The Coca-Cola Bottling Company of New York, Inc. for approximately eight (8) years, including two (2) years as Operations Manager. Mr. Perssons has over twenty (20) years experience as an operations manager.

    Mr. Robinson has been Vice President--Administration of the Company since its formation in September 1994. Mr. Robinson was instrumental in the design and retrofitting of the Company's bottling facility. His duties currently include supervision of the Company's compliance with governmental regulations, including those relating to the import of the Company's product into foreign territories. Prior to joining the Company, Mr. Robinson was Vice President--Operations of HBDC and Vice President-- Operations of Hawaiian Water Partners, an inactive partnership formed for the purpose of distributing sparkling natural water in Hawaii, for more than five years.

                             EXECUTIVE COMPENSATION

    SUMMARY COMPENSATION TABLE. The following table sets forth certain information with respect to the compensation paid or accrued by the Company to its Chief Executive Officer for services rendered to the Company during the fiscal years ended December 31, 1997, 1996 and 1995, respectively. No other executive officer received compensation in excess of $100,000 in any such year.

                                                                                       LONG-TERM
                                                                                     COMPENSATION
                                                                                        AWARDS
                                                      ANNUAL COMPENSATION            -------------
                                            ---------------------------------------   SECURITIES
                                                                      OTHER ANNUAL    UNDERLYING
NAME AND PRINCIPAL POSITION        YEAR        SALARY        BONUS    COMPENSATION      OPTIONS
-------------------------------  ---------  -------------  ---------  -------------  -------------
Marcus Bender                         1997  $  150,000           (1)   $  14,777(2)       --
  President and Chief                 1996  $  126,250(3)        (1)       --           150,000(4)
  Executive Officer                   1995  $   85,000(5)     --           --             --

------------------------

(1) Pursuant to his employment agreement with the Company entered into in October 1996, Mr. Bender is entitled to receive an annual bonus of up to $100,000 in the event that the Company meets certain performance goals to be established by the Board of Directors. No bonus was awarded to Mr. Bender for 1996 or 1997. See "Employment Agreement" below.

(2) Includes $8,450 in allowance for automobile expenses and insurance and $6,327 in medical insurance coverage for Mr. Bender and his family.

(3) As of October 10, 1996, Mr. Bender's salary was increased from the annual rate of $120,000 to $150,000.

(4) Subject to the vesting provisions hereinafter described, the options may be exercised at any time prior to October 10, 2001, at an exercise price of $4.00 per share (subject to adjustment in the event of stock splits, stock dividends and the like). Fifty thousand (50,000) of these options vest on each of the first, second and third anniversaries of the effective date of the employment agreement described below, provided that such employment agreement has not then been terminated for any reason; provided, however, that if the employment agreement is terminated by the Company other than For Cause (as defined) or as a result of death or disability, any then unvested options shall thereupon vest in full. As of December 31. 1997, an aggregate of 50,000 of these options had become vested. None of these options have been exercised.

(5) As of August 1, 1995, Mr. Bender's salary was increased from the annual rate of $60,000 to $120,000.

    FISCAL YEAR-END OPTION VALUES. The following table sets forth information with respect to options to purchase Common Stock of the Company held by the Chief Executive Officer at December 31, 1997. No options were granted by the Company to, or were exercised by, the Chief Executive Officer during such fiscal year.

                                          NUMBER OF UNEXERCISED          VALUE OF UNEXERCISED
                                         OPTIONS HELD AT DECEMBER      IN-THE-MONEY OPTIONS AT
                                                 31, 1997                 DECEMBER 31, 1997
                                        --------------------------  ------------------------------
NAME                                    EXERCISABLE  UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
--------------------------------------  -----------  -------------  -------------  ---------------
Marcus Bender ........................      50,000        100,000          --(1)           --(1)
  President and Chief
  Executive Officer

------------------------

(1) Options are "in-the-money" if the fair market value per share of Common Stock exceeds the exercise price per share of such options. All of the options held by Mr. Bender are exercisable at an exercise price of $4.00 per share (subject to adjustment in the event of stock splits, stock dividends and the like). None of such options were in-the-money at December 31, 1997.

    EMPLOYMENT AGREEMENT. Effective as of October 10, 1996, the Company entered into an employment agreement with Marcus Bender, pursuant to which Mr. Bender is employed as the Company's President and Chief Executive Officer for a five year term. Pursuant to this employment agreement, Mr. Bender is entitled to receive salary at an initial annual rate of $150,000, plus up to $100,000 in annual bonus compensation in the event that the Company meets certain performance goals to be established by the Board of Directors. The Company has also granted Mr. Bender options to purchase an aggregate of 150,000 shares of Common Stock at an exercise price of $4.00 per share (subject to adjustment), subject to certain vesting requirements over the first three years of the employment term. Fifty-thousand (50,000) of these options are currently vested. Mr. Bender has agreed to devote his full working time and best efforts to the performance of his duties on behalf of the Company. Mr. Bender has agreed not to compete with the Company in the sale of natural water for a period of two years following termination of the employment agreement.

    COMPENSATION OF DIRECTORS. To date, directors of the Company have received no compensation for service on the Board or Directors or any committee thereof. However, the Company may in the future compensate non-employee directors for such service, either in cash or through the grant of stock options or some combination of the two. Employees of the Company who are also directors will receive no additional compensation for such service. Directors are entitled to be reimbursed by the Company for their expenses in connection with attendance at Board or committee meetings.

    SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires the Company's directors and officers and persons who own more than 10% of the Company's Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely upon its review of such forms, the Company believes that the following persons filed their initial report of beneficial ownership on Form 3 late: Marcus Bender, Brian Barbata, John Mayo, Michael Chagami, Nathan Keller and Alexander Brody then directors and/or officers; Marc Miyahira, Wayne Addison and Tate Robinson, then officers: and Hawaii Brewery Development Co., Inc. and HSC, Inc., 10% stockholders.

                             SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information with respect to the beneficial ownership of the Company's capital stock, as of April 17, 1998, by
(i) each stockholder who is known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock, the only class of the Company's capital stock currently outstanding, (ii) each director and executive officer of the Company who owns any shares of Common Stock, and (iii) all executive officers and directors as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the shares listed below have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                                                            AMOUNT AND NATURE OF
                                                                                 BENEFICIAL
NAME AND ADDRESS(1)                                                             OWNERSHIP(2)       PERCENT OF CLASS
-------------------------------------------------------------------------  ----------------------  -----------------
Hawaii Brewery Development Co., Inc.(3)..................................  729,264 (Direct)                 18.7
HSC, Inc.(4) ............................................................  429,056 (Direct)                 11.0
  345 Kekuanoa Street
  Hilo, HI 96721
Marcus Bender(3).........................................................  779,264 (Indirect)               19.7
Brian Barbata(3).........................................................  729,264 (Indirect)               18.7
Richard Henderson(4) ....................................................  429,056 (Indirect)               11.0
  c/o HSC, Inc.
  345 Kekuanoa Street
  Hilo, HI 96721
Michael Chagami(5).......................................................  429,056 (Indirect)               11.0
John Mayo(6).............................................................  160,901 (Indirect)                4.1
Raymond M. Riss(7).......................................................  7,500 (Direct)                    < 1
All directors and executive officers as a group (8 persons)(8) ..........  1,376,721                        34.7

------------------------
(1) Except as otherwise indicated, the address of each stockholder listed above is c/o Hawaiian Natural Water Company, Inc., 248 Mokauea Street, Honolulu, Hawaii 96819.

(2) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right. Shares of Common Stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for purposes of computing the percentage ownership of the person holding such options, warrants or rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(3) Hawaii Brewery Development Co., Inc. ("HBDC") is owned 50% by Marcus Bender and 50% by Brian Barbata. Messrs. Bender and Barbata are directors and Mr. Bender is an executive officer of the Company. Each of Messrs. Bender and Barbata may be deemed the beneficial owner of the shares held by HBDC. Other than through HBDC, neither of Messrs. Bender and Barbata beneficially owns any Common Stock of the Company, except that Mr. Bender holds directly currently exercisable options to purchase 50,000 shares.

(4) HSC, Inc. ("HSC") is majority owned by Richard Henderson. Mr. Henderson may be deemed the beneficial owner of the shares held by HSC. Other than through HSC, Mr. Henderson does not own any Common Stock of the Company.

(5) As a director of HSC, Mr. Chagami shares the power to vote and dispose of the shares of Common Stock of the Company held by HSC. Therefore, he may be deemed the beneficial owner of these shares. Other than through HSC, Mr. Chagami does not own any shares of Common Stock of the Company. Mr. Chagami disclaims beneficial ownership of any shares of Common Stock of the Company held by HSC.

(6) All of the shares beneficially owned by Mr. Mayo are held indirectly through Mayo Water Co., Inc. ("MWC"). Other than through MWC, Mr. Mayo does not own any shares of Common Stock of the Company.

(7) Mr. Riss holds currently exercisable options to purchase 7,500 shares.

(8) Includes currently exercisable options to purchase an aggregate of 57,500 shares held by two executive officers of the Company.

                              CERTAIN TRANSACTIONS

    In April 1996, HSC loaned the Company $67,320, and HBDC loaned the Company $182,400. In July and August 1996, HSC and HBDC loaned the Company an additional $25,284 and $42,985, respectively, and MWC loaned the Company $49,726. In February 1997, HSC, HBDC and MWC made further loans to the Company in the amount of $24,500, $38,578 and $11,922, respectively. All of the foregoing loans bore interest at the annual rate of 12% and were repaid in full out of the proceeds of the Company's initial public offering in May 1997. In July, August and September 1996, HSC, HBDC and MWC advanced the Company an aggregate of $90,272 on an unsecured, non-interest bearing basis. These advances were repaid in full out of the proceeds of the Company's bridge financing in October 1996.

    The Company's bottling facility and surrounding property, including the water source and pumping equipment, are leased from HBDC pursuant to a long-term lease agreement (the "Lease"). HBDC is jointly owned by Marcus Bender and Brian Barbata. Mr. Bender is the President and Chief Executive Officer and a director of the Company, and Mr. Barbata is the Secretary and a director of the Company. The lease provides for an initial term of fifty (50) years commencing on October 1, 1994, which may be extended by the Company for an additional fifty (50) years. The Lease requires the Company to pay rent to HBDC on a monthly basis at a rate equal to the greater of (i) a certain base rent (the "Base Rent"), or
(ii) 2% of the Company's net revenues (as defined). Since October 1996, the Base Rent has been $5,000 per month. During the fiscal year ended December 31, 1997, the Company paid HBDC an aggregate of $60,000 in rent pursuant to the Lease.

    In December 1995, the Company entered into a Blow Molding Agreement with Bottles Packaging, Inc. ("BPI"), a California bottle manufacturer, pursuant to which BPI agreed to manufacture bottles for the Company on site, using equipment owned by BPI but installed at the Company's bottling facility. This equipment became fully operational in July 1996. The Company's bottle purchases pursuant to the Blow Molding Agreement aggregated approximately $200,000 in 1996 and $400,000 in 1997. In September 1997, the Company purchased the bottling equipment subject to the Blow Molding Agreement from BPI. The purchase agreement provides for a purchase price of $1,200,000, of which $375,000 was paid in cash on or before the closing and the balance of which is payable in installments over five years. The Company paid BPI an aggregate of $41,250 (including principal and interest) in installment payments in 1997. Nathan Keller, the chief financial officer of BPI, was a director of the Company from July 1996 until March 1998.

    During 1997, Mr. Keller was engaged to provide consulting services in connection with equipment purchases and plant design at the Company's bottling facility. The Company paid Mr. Keller an aggregate of $18,000 for these services.

    In July 1996, the Company entered into a one year agreement with com.com. Inc., pursuant to which com.com Inc. was engaged to advise the Company on branding strategy and advertising support. This agreement, which provided for a fee of $5,000 per month, terminated by its terms in July 1997 and was not renewed. Alexander Brody, a director of the Company from August 1996 through February 1998, is Managing Partner of com.com, Inc.

    Management believes that each of the transactions described above was effected on terms no less favorable to the Company than would have been available from unaffiliated third parties.

                     II. APPROVAL OF 1998 STOCK OPTION PLAN

    In April 1998, the Board of Directors adopted the Company's 1998 Stock Option Plan (the "Plan"). There are 1,000,000 shares of the Company's Common Stock authorized for issuance upon the exercise of options which may be granted under the Plan. This amount includes currently outstanding non-qualified options to purchase an aggregate of 502,034 shares of Common Stock which were granted prior to the adoption of the Plan. No options have yet been granted under the Plan.

    In October 1996, the Company granted to Marcus Bender, its Chief Executive Officer non-qualified options to purchase an aggregate of 150,000 shares of Common Stock, subject to certain vesting requirements. Options to purchase 50,000 of these shares vested during the fiscal year ended December 31, 1997. During fiscal 1997, the Company granted non-qualified options to purchase an aggregate of (i) 75,000 shares of Common Stock to current executive officers as a group, and (ii) 29,075 shares of Common Stock to all other employees, including officers who are not executive officers, as a group. All of these options have an exercise price of $4.00 per share. As of April 17, 1998, (i) current executive officers as a group, including Mr. Bender, held non-qualified options to purchase an aggregate of 367,500 shares of Common Stock, of which an aggregate of 57,500 were then vested, and (ii) all other employees, including officers who are not executive officers, as group held non-qualified options to purchase an aggregate of 89,075, none of which were then vested. All of these options have an exercise price of $4.00 per share. All of the foregoing options were granted prior to the adoption of the Plan. The Company may in the future, subject to the consent of the optionees, cancel some or all of these outstanding options in exchange for substantially equivalent replacement options subject to the Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE PLAN.

    The essential features of the Plan are outlined below:

GENERAL

    The Plan provides for the grant or issuance of incentive stock options to employees, including directors who are employees, and non-qualified ("non-statutory") stock options to employees, directors and independent contractors. Incentive stock options granted under the Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Non-qualified stock options granted under the Plan are intended not to qualify as incentive stock options under the Code. See "Federal Income Tax Information" below for a discussion of the tax treatment of these option awards under the Plan.

PURPOSE

    The Plan provides a means by which selected employees, directors and independent contractors of the Company, and its subsidiaries, if any, may be given an opportunity to purchase Common Stock of the Company. The Company, by means of the Plan, seeks to retain the services of persons who are currently employees, directors or independent contractors of the Company or its subsidiaries, to secure and retain the services of such persons in the future, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its subsidiaries, if any.

ADMINISTRATION

    The Plan is administered by the Board unless and until the Board delegates such administration to a committee (the "Committee") composed of not fewer than two (2) Board members, all of whom must be non-employee directors. If administration has been delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Option grants to members of the Committee (if applicable) must be made and administered exclusively by the Board.

    The Board (or the Committee, if applicable) has the power to determine from time to time which of the persons eligible under the Plan will be granted options, the type of options to be granted, when and how each option will be granted, to construe and interpret the Plan and options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board (or the Committee, if applicable) may correct any defect in the Plan or in any option agreement to make the Plan fully effective.

SHARES SUBJECT TO THE PLAN

    The Common Stock that may be issued pursuant to options granted under the Plan shall not exceed in the aggregate 1,000,000 shares of the Company's Common Stock, including the number of shares subject to non-qualified stock options currently outstanding. If an option expires or terminates, in whole or in part, without having been exercised in full, the shares not purchased under such option will revert to and again become available for future grant of options under the Plan. The shares subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

ELIGIBILITY

    Incentive stock options may be granted only to employees, including directors who are employees. Non-qualified stock options may be granted to employees, directors or independent contractors.

    No person is eligible for the grant of an incentive stock option if, at the time of grant, such person owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless the exercise price of such option is at least one hundred ten percent (110%) of the fair market value of the Common Stock subject to the option at the date of grant and the option is not exercisable after the expiration of five (5) years from the date of grant. No person shall be eligible to be granted options covering more than 250,000 shares of Common Stock during the term of the Plan.

TERM AND TERMINATION

    The period of time within which an option may be exercised will be determined in each case by the Board (or the Committee, if applicable), but in the case of an incentive stock option may not exceed ten years from the date of grant.

    With respect to holders of incentive stock options, in the event the optionee's continuous status as an employee is terminated for any reason other than death, the optionee may exercise his or her option (to the extent "vested" at the time of termination) only within the period ending on the earlier of (i) three (3) months following the date of such termination, or (ii) the expiration date of the option as set forth in the applicable option agreement. In the event that the optionee dies during the term of his or her employment or within three
(3) months thereafter, the incentive stock option held by such optionee may be exercised, by the optionee's personal representatives or person(s) to whom the optionee's rights pass by will or the laws of descent and distribution, during the remaining term of the option as set forth in the applicable option agreement. The option may be exercised only to the extent vested on the date of death; provided, however, that the Board (or the Committee, if applicable) may, in its discretion, provide in an option agreement that all or any unvested installments will become vested on the date of death.

    With respect to holders of non-qualified stock options, the Board (or the Committee, if applicable) will determine the period of time within which the option may be exercised following the optionee's death, termination of employment or cessation of service.

EXERCISE PRICE

    The exercise price of each incentive stock option will not be less than one hundred percent (100%) of the fair market value of the Company's Common Stock on the date of grant. The exercise price of each non-qualified stock option will not be less than fifty percent (50%) of the fair market value on the date of grant. The aggregate fair market value (determined as of the time each respective incentive stock option is granted) of the shares with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and its subsidiaries, if any) may not exceed the sum of $100,000.

CONSIDERATION

    Upon exercise of an option, the option price shall be payable in United States dollars in cash, check or Common Stock of the Company, or in such other manner as determined by the Board (or the Committee, if applicable) in order to facilitate the exercise of the option, including, but not limited to, a cashless exercise of the option, subject to applicable securities law restrictions and the requirements of Regulation T promulgated by the Federal Reserve Board; except that in the case of any participant subject to Section 16(b) of the 1934 Act, such cashless exercise of his/her option may not occur within six (6) months of the date of grant of such option, to the extent such exercise during such six (6) month period would not be exempted from Section 16(b) of the 1934 Act by virtue of Rule 16b-3 promulgated thereunder. In the sole discretion of the Board, the Company may assist any employee to whom an option is granted hereunder (including any director or officer of the Company or any of its subsidiaries) in the payment of the option price by lending the amount of such option price to such employee on such terms and at such rate of interest and upon such security as determined by the Board.

TRANSFERABILITY

    No option granted under the Plan is transferable otherwise than by will or by the laws of descent and distribution, and in such case only by the optionee's personal representatives or persons to whom the optionee's rights have passed. Options are exercisable during the lifetime of the optionee only by the optionee.

VESTING

    Each option shall be exercisable ("vest") in such installments, which need not be equal, and upon such contingencies as the Board (or the Committee, if applicable) shall determine; provided, however, that if an optionee shall not in any given installment period purchase all the shares which such optionee is entitled to purchase in such installment period, such optionee's right to purchase any shares not purchased in such installment period shall continue until expiration of such option.

ADJUSTMENTS UPON CHANGES IN STOCK

    The aggregate number and class of shares as to which options may be granted under the Plan, the number and class of shares subject to each outstanding option, the price per share thereof (but not the total price), and the minimum number of shares as to which an option may be exercised at any one time, shall all be proportionately adjusted in the event of any change or increase or decrease in the number of the issued shares of Common Stock, without receipt of consideration by the Company, which results from a split-up or consolidation of shares, payment of a stock dividend, a recapitalization, a combination of shares or other like capital adjustment, so that upon exercise of the option the optionee shall receive the number and class of shares he/she would have received had he/she been the holder of the number of shares of Common Stock for which the option is being exercised immediately before the effective date of such change or increase or decrease in the number of issued shares of Common Stock.

CORPORATE TRANSACTIONS; CHANGES IN CONTROL

    In the event of a Corporate Transaction or Change in Control (as defined below), each option which is at the time outstanding under the Plan will automatically become fully vested immediately prior to the specified effective date for such Corporate Transaction or Change in Control. In connection with a Corporate Transaction, each such option shall either be (i) assumed by the successor corporation or parent thereof or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) replaced with a right, upon exercise of which the optionee shall be entitled to receive solely a like amount and kind of securities, cash and/or property receivable upon such Corporate Transaction as the optionee would have been entitled to receive if the option, to the extent not previously exercised, had been exercised in full immediately prior to such Corporate Transaction.

    For purposes of the foregoing:

    "Change in Control" means the occurrence of either of the following events:
(i) any person, or more than one person acting as a group (within the meaning of Rule 13d-3 and/or 14d-2 of the 1934 Act), other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company, directly or indirectly acquires, in a transaction or series of transactions, beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities; or (ii) there is a change in the composition of the Board over a period of twelve (12) consecutive months such that a majority of the Board members (rounded up to the next whole number) ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

    "Corporate Transaction" means any of the following stockholder-approved transactions to which the Company is a party: (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company; or (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

AMENDMENT OF THE PLAN

    The Board may, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders (to the extent required by Section 162(m) of the Code, Section 16 of the 1934 Act and the rules promulgated thereunder and any national securities exchange or market system on which the shares of Common Stock are then listed, included or reported), no such revision or amendment shall (i) change the designation of the class of employees eligible to receive incentive stock options, (ii) increase the total number of shares for which incentive stock options may be granted under the Plan, (iii) extend the term of the Plan or the maximum option period thereunder, (iv) materially increase the benefits accruing to optionees under the Plan, or (v) decrease the minimum exercise price or permit or make reduction of the price at which shares may be purchased under any option granted under the Plan, except for adjustments described above with respect to changes in the Common Stock of the Company. No termination or amendment to the Plan may, without the consent of an optionee, terminate his/her option or materially or adversely affect his/her rights under any outstanding options.

TERMINATION OF THE PLAN

    The Board may suspend or terminate the Plan at any time with respect to any shares not then subject to options. Unless sooner terminated, the Plan shall terminate on April 30, 2008. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

FEDERAL INCOME TAX INFORMATION

    INCENTIVE STOCK OPTIONS. Incentive stock options under the Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

    There generally are no federal income tax consequences to the optionee or the Company by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee's alternative minimum tax liability, if any.

    If an optionee holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock's fair market value on the date of exercise over the exercise price, or
(b) the optionee's actual gain, if any, on the purchase and sale. The optionee's additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term, mid-term, or short-term depending on how long the optionee holds the stock. Capital gains are generally subject to lower tax rates than ordinary income.

    To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

    NON-QUALIFIED STOCK OPTIONS. There are no tax consequences to the optionee or the Company by reason of the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock's fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term, mid-term, or short-term depending on how long the optionee holds the stock.

    POTENTIAL LIMITATION ON COMPANY DEDUCTIONS. In 1993, the U.S. Congress amended the Code to add Section 162(m) which denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for a covered employee. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of this deduction limitation. In accordance with Treasury Regulations issued under Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that the option is granted by a compensation committee composed solely of "outside directors" and either: (i) the option plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, the per-employee limitation is approved by the stockholders, and the exercise price of the option is no less than the fair market value of the stock on the date of grant; or (ii) the option is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the option is approved by the stockholders.

           III. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has selected Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending December 31, 1998. Arthur Andersen LLP has audited the Company's financial statements since September 1994. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    Stockholder ratification of the selection of Arthur Andersen LLP as the Company's independent accountants is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Arthur Andersen LLP to the stockholders for ratification in order to obtain the views of stockholders regarding such selection. If the stockholders fail to ratify the selection of Arthur Andersen LLP, the Board will reconsider its selection. Even if this selection is ratified, the Board, in its discretion, may direct the appointment of different independent accountants at any time during the year, if it determines that such a change would be in the best interests of the Company and its stockholders.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF INDEPENDENT
                                  ACCOUNTANTS.

                               IV. OTHER MATTERS

    The Board of Directors does not know of any other matters which may be brought before the Annual Meeting. However, if any such other matters are properly presented for action at the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                      HAWAIIAN NATURAL WATER COMPANY, INC.
                             1998 STOCK OPTION PLAN

I.  PURPOSE

    The purpose of the Plan is to promote the interests of Hawaiian Natural Water Company, Inc. ("Company"), its stockholders and its subsidiaries, by encouraging certain present and future officers and key employees, directors and independent contractors of the Company and its subsidiaries, to purchase shares of common stock (no par value) of the Company ("Common Stock"), and to increase their personal and proprietary interest in the success of the Company, and to act as an incentive to continue their employment or association with the Company or its subsidiaries. It is further intended that options issued pursuant to this Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or shall constitute non-qualified stock options as described in Treasury Regulation
Section 1.83-7 to which Section 421 does not apply.

II.  ADMINISTRATION

    2.1 Except as otherwise provided in Section 2.2 below, the Plan shall be administered by the Company's Board of Directors ("Board"). The Board shall meet at such times and places as it determines and may meet through telephone conference call. A majority of its members shall constitute a quorum, and the decision of the majority of those present at any meeting at which a quorum is present shall constitute the decision of the Board. Except as otherwise provided in Section 2.2 below, the Board shall have the sole power to grant options pursuant to the Plan, including the determination of the persons to whom options shall be granted, the times when they shall receive them, the option price of each option, and the number of shares to be subject to each option.

    2.2 Notwithstanding any provision of this Plan to the contrary, the determination of an option grant to any "covered employee", within the meaning of Section 162(m)(3) of the Code, and the terms and conditions of such option shall be made exclusively by a committee, comprised of two or more "non-employee directors" (as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("1934 Act")) of the Company ("Committee"). The Board may also delegate its authority under the Plan to this Committee; except that option grants to members of the Committee shall be made and administered exclusively by the Board. Only non-employee directors who qualify as "outside directors", within the meaning of Treasury Regulation Section 1.162(e)(3), shall be eligible to serve on the Committee. The Committee may, from time to time, at its sole discretion, remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such time and place as it determines advisable. A majority of the Committee shall constitute the quorum; and the acts of a majority of the members present at any meeting, or acts reduced to and approved in writing by a majority of the Committee, shall be valid acts of the Committee.

    2.3 Incentive stock options granted pursuant to the Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Code, and the interpretation by the Committee of any provision of the Plan or of any incentive stock option agreement entered into hereunder shall be in accordance with
Section 422 of the Code and Regulations issued thereunder as such Section or Regulations may be amended from time to time, in order that the rights granted hereunder and under said option agreement shall constitute "incentive stock options" within the meaning of such Section. Non-qualified options granted pursuant to the Plan are intended to be non-qualified stock options described in Treasury Regulation Section 1.83-7 to which Section 421 of the Code does not apply, and the interpretation by the Board (or Committee, if applicable) of any provision of the Plan or of any non-qualified stock option agreement entered into hereunder shall be in accordance with Treasury Regulation Section 1.83-7 as such Regulation may be amended from time to time, in order that the rights granted hereunder and under said option agreement shall constitute "non-qualified stock options" within the meaning of such Regulation. The Board (or Committee, if applicable) shall have the sole authority and power, subject to the express provisions and limitations of the Plan, to construe the Plan and option agreements granted thereunder, and to adopt, prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all determinations necessary or advisable for administering the Plan. The interpretation and construction by the Board (or Committee, if applicable) of any provisions of the Plan or of any option granted thereunder shall be final and conclusive. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

    2.4 All options granted under the Plan shall be evidenced by written option agreements signed by an officer of the Company and the person receiving the option. Subject to the requirement that incentive stock options only be granted to employees of the Company, an optionee may be granted incentive stock options or non-qualified stock options or both under the Plan; provided, however, that the grant of incentive stock options and non-qualified stock options to an optionee shall be the grant of separate options and each incentive stock option and each non-qualified stock option shall be specifically designated as such in accordance with the applicable provisions of the Treasury Regulations.

III.  ELIGIBLE PARTICIPANTS

    3.1 Excepting members of the Committee, if applicable, all directors, officers and other executive, managerial, and other key employees of the Company or its subsidiary corporations, as such term is defined in Section 424(f) of the Code ("subsidiary corporations or subsidiaries") shall be eligible to participate under the Plan with respect to both incentive stock options and non-qualified stock options, and all independent contractors rendering services to the Company or its subsidiaries shall be eligible to participate under the Plan with respect to non-qualified stock options only; provided, however, that no director of the Company or its subsidiaries shall be eligible to receive an incentive stock option unless, in addition to being a director, he/she is an employee of the Company or its subsidiaries in a class eligible to receive incentive stock options.

    3.2 An individual may hold more than one option, and may be granted additional options from time to time, as the Board (or Committee, if applicable) may determine, but only on the terms and subject to the restrictions herein set forth. No person shall be eligible to receive an incentive stock option under the Plan if he directly or indirectly owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or of its parent or any of its subsidiaries. This limitation shall not apply if at the time such incentive stock option is granted the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

VI.  SHARES SUBJECT TO THE PLAN

    4.1 Shares subject to the options will be shares of the Company's authorized but unissued Common Stock, or treasury shares reacquired by the Company or any combination thereof.

    4.2 The aggregate number of shares of Common Stock of the Company which may be issued or delivered upon the exercise of all incentive stock options and non-qualified stock options granted under the Plan shall not exceed 1,000,000 shares, subject to adjustment as provided in Article VI hereof; provided that the Board (or Committee, if applicable) may not grant to any individual options to purchase more than 250,000 shares of Common Stock. The foregoing limits on the aggregate number of shares that may be reserved for issuance to all participants under the Plan or to any one individual upon exercise of options granted under the Plan shall be inclusive of the total number of shares reserved by the Company pursuant to the terms of any outstanding and unexercised non-qualified stock option previously granted by the Company prior to the effective date of the Plan. In the event any option granted under the Plan shall expire, terminate or be surrendered without having been exercised in full, the shares of Common Stock for which such option or unexercised portion thereof were granted shall be available again for future grant of options pursuant to the Plan.

V.  TERMS AND CONDITIONS OF OPTIONS

    5.1 Each option shall state the number of shares of Common Stock to which it pertains, and shall state the option price, which price, in the case of an incentive stock option, shall not be less than 100%, and in the case of a non-qualified stock option not less than 50%, of the fair market value of such shares on the date on which the option was granted. Subject to Section 5.2 below, the Board (or Committee, if applicable) shall exercise its best judgment in good faith in fixing the option price, shall have full authority and discretion to do so, and shall be fully protected in so doing. The option price shall be payable in United States dollars upon exercise of the option, and may be in cash, check or Common Stock of the Company, or in such other manner as determined by the Board (or Committee, if applicable) in order to facilitate the exercise of the option, including, but not limited to, a cashless exercise of the option, subject to applicable securities law restrictions and the requirements of Regulation T promulgated by the Federal Reserve Board; except that in the case of any participant subject to Section 16(b) of the 1934 Act, such cashless exercise of his/her option may not occur within six months of the date of grant of such option, to the extent such exercise during such six-month period would not be exempted from Section 16(b) of the 1934 Act by virtue of Rule 16b-3 promulgated thereunder. In the sole discretion of the Board, the Company may assist any employee to whom an option is granted hereunder (including any director or officer of the Company or any of its subsidiaries) in the payment of the option price by lending the amount of such option price to such employee on such terms and at such rate of interest and upon such security as determined by the Board.

    5.2 The fair market value per share of Common Stock shall be determined by the Board in accordance with the following provisions:

        A. If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share on the date in question on the exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

        B. If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through NASDAQ or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

        C. If the Common Stock is not at the time listed or admitted to trading on any national stock exchange and is not traded on NASDAQ, the fair market value on the date in question shall be determined in good faith by the Board.

    5.3 Notwithstanding Section 5.1, the aggregate fair market value (determined as of the time each respective incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed the sum of $100,000.

    5.4 The period of time within which an option may be exercised shall be determined in each case by the Board (or Committee, if applicable), but in the case of an incentive stock option shall in no event exceed ten years from the date of grant, at which time any unexercised option shall expire. Each option shall be exercisable in such installments, which need not be equal, upon such contingencies as the Board (or Committee, if applicable) shall determine; provided, however, that if an optionee shall not in any given installment period purchase all the shares which such optionee is entitled to purchase in such installment period, such optionee's right to purchase any shares not purchased in such installment period shall continue until expiration of such option. The Board (or Committee, if applicable) may at its discretion, subsequent to the grant of any option, accelerate the date on which any or all of the installments may become exercisable. No option may be exercised for a fraction of a share, but a cash payment in lieu of a fractional share may be made if appropriate in the event that options for fractional shares are created pursuant to any adjustment made under Article VI below.

    5.5 Except as provided in Section 5.6 below, an optionee may not exercise his/her incentive stock option unless he/she has been in the employ of the Company or one of its subsidiaries continuously during the period beginning on the date of the granting of the incentive stock option and ending on the day three months before the date of such exercise. Continuous employment shall not be deemed to be interrupted by transfers between subsidiaries or between parent and subsidiary, whether or not effected by termination from one entity or rehire by another. All employment with the Company and all subsidiaries shall be totaled and considered as one employment for purposes of this Plan, provided there is no such interval between employments, as, in the opinion of the Board (or Committee, if applicable), shall be deemed to break continuity of service. The Board (or Committee, if applicable) shall in its discretion determine the effect of approved leaves of absence and all other matters affecting "continuous employment".

    5.6 In the case of an incentive stock option, if the optionee shall die while employed by the Company or any of its subsidiaries or during the subsequent period not exceeding three months under the circumstances referred to in Section 5.5 above, the option may be exercised at any time during the remainder of the option term (as provided in the optionee's option agreement) by his/her personal representatives or persons to whom his/her rights under the option shall pass by will or the laws of descent and distribution. The option may be exercised only as to those shares of Common Stock with respect to which installments had accrued as of the date of death, or if death occurs within the three month period subsequent to termination of employment or association, then only as to those shares with respect to which installments had accrued as of the date of such termination. The Board (or Committee, if applicable) may, in its discretion, provide in an option agreement that all or any unexercisable installments shall become exercisable on the date of death of an optionee, so that such installments may be exercised pursuant to this Section 5.6 even though they would not otherwise have been exercisable had the optionee not died. No transfer of an option by the employee by will or by the laws of descent and distribution shall be effective, nor shall any designation of a person who may exercise the option after the optionee's death be effective, to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Board (or Committee, if applicable) may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees or designee of the terms and conditions of the option.

    5.7 With respect to each non-qualified stock option, the Board (or Committee, if applicable) shall determine the period of time, if any, within which the option may be exercised following the optionee's death, termination of employment or cessation of service.

    5.8 No option granted under this Plan shall be transferable otherwise than by will (and in accordance with Sections 5.6 and 5.7 hereof) or the laws of descent and distribution and an option may be exercised, during the lifetime of the optionee, only by him/her.

    5.9 Subject to the terms and conditions and within the limitations of the Plan, the Board (or Committee, if applicable) may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). The Board (or Committee, if applicable) shall not, however, modify any outstanding incentive stock options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefor specifying a lower price. Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan, and any modification which constitutes a "modification" within the meaning of Section 424(h) of the Code shall be null and void unless it specifically states that it constitutes a modification within the meaning of that Section.

    5.10 The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Board (or Committee, if applicable) shall deem advisable. Any incentive stock option agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will be an "incentive stock option" as defined in Section 422 of the Code, or to conform to any change in the law. At the time of exercise of any option, the Board (or Committee, if applicable) may require the holder of such option to execute any documents or take any actions that may be then necessary to comply with the Securities Act of 1933 and the rules and regulations adopted thereunder, and any other applicable federal or state laws for the purpose of regulating the sale and issuance of securities, and the Board (or Committee, if applicable) may, if it deems necessary, include provisions in the stock option agreements to ensure such compliance. The Company may, from time to time, change its requirements with respect to enforcing compliance with federal and state securities laws including the request for and enforcement of letters of investment intent, such requirements all to be determined by the Company in its judgment as necessary to ensure compliance with said laws. Such changes may be made, with respect to any particular option or shares of Common Stock issued upon exercise thereof, prior to or after the exercise of such option. No shares shall be issued and delivered upon the exercise of an option unless such issuance, in the judgment of the Committee, is in full compliance with all applicable laws, governmental rules and regulations and undertakings of the Company made under the Securities Act of 1933 and stock exchange agreements of the Company.

    5.11 As a condition to the exercise, in whole or in part, of any option, the Board (or Committee, if applicable) may in its sole discretion require the optionee to pay, in addition to the purchase price of the shares of Common Stock covered by the option, an amount equal to any federal, state and local taxes that may be required to be withheld in connection with the exercise of such option or the transfer of Common Stock pursuant to such exercise.

    5.12 Directors and officers who fall within the definition of "officer" under Rule 16a-1(f) promulgated under the 1934 Act shall deliver to the Corporate Secretary of the Company an executed notice of his/her intention to sell shares of Common Stock acquired upon exercise, in whole or in part, of an option granted under the Plan. Such notice, in which there is specified the number of shares which are to be sold and the date such shares were acquired, shall be provided at least one full business day in advance of the proposed date of sale.

VI.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

    6.1 The aggregate number and class of shares as to which options may be granted under the Plan, the number and class of shares subject to each outstanding option, the price per share thereof (but not the total price), and the minimum number of shares as to which an option may be exercised at any one time, shall all be proportionately adjusted in the event of any change or increase or decrease in the number of the issued shares of Common Stock, without receipt of consideration by the Company, which results from a split-up or consolidation of shares, payment of a stock dividend, a recapitalization, a combination of shares or other like capital adjustment, so that upon exercise of the option the optionee shall receive the number and class of shares he/she would have received had he/she been the holder of the number of Common

Shares for which the option is being exercised immediately before the effective date of such change or increase or decrease in the number of issued shares of Common Stock.

    6.2 Subject to any required action by its stockholders, if the Company shall be the surviving corporation in any reorganization, merger or consolidation, the aggregate number and class of shares on which options may be granted under the Plan, together with each outstanding option, shall be proportionately adjusted so as to apply to the securities to which the holder of the number of shares of stock of the Company subject to the Plan or to any outstanding option would have been entitled.

    6.3 In the event of a change in the stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, or to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the stock of the Company within the meaning of the Plan.

    6.4 To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustment shall be made by the Board (or Committee, if applicable), whose determination in that respect shall be final, binding and conclusive, provided that each incentive stock option granted pursuant to this Plan shall not be adjusted in a manner that causes the incentive stock option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code. No fractional shares of stock shall be issued under the Plan on account of any such adjustment.

    6.5 The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

VII.  CORPORATE TRANSACTIONS/CHANGES IN CONTROL

    7.1 In the event of any Corporate Transaction or Change in Control, each option which is at the time outstanding under this Plan shall automatically accelerate so that each option shall, immediately prior to the specified effective date for the Corporate Transaction or Change in Control, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. Further, in connection with the Corporate Transaction, each such option shall either be (i) assumed by the successor corporation or parent thereof or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) replaced with a right, upon exercise of which the optionee shall be entitled to receive solely a like amount and kind of securities, cash and/or property receivable upon such Corporate Transaction as the optionee would have been entitled to receive if the option, to the extent not previously exercised, had been exercised in full immediately prior to such Corporate Transaction.

    7.2 For purposes of this Article VII, a "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

        (A) any person, or more than one person acting as a group (within the meaning of Rule 13d-3 and/or 14d-2 of the 1934 Act), other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company, directly or indirectly acquires, in a transaction or series of transactions, beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities; or

        (B) there is a change in the composition of the Board over a period of twelve consecutive months such that a majority of the Board members (rounded up to the next whole number) ceases to be comprised of individuals who either (1) have been Board members continuously since the beginning of such period or (2) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (1) who were still in office at the time such election or nomination was approved by the Board.

    7.3 For purposes of Article VII, a "Corporate Transaction" means any of the following stockholder-approved transactions to which the Company is a party:

        (A) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated.

        (B) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or

        (C) any reverse merger in which the Company is the surviving entity but in which securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

    7.4 Each outstanding option under this Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall be also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

    7.5 The grant of replacement or comparable options pursuant to this Article VII shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

    7.6 Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

    7.7 Any incentive stock options accelerated pursuant to this Article VII in connection with a Corporate Transaction or Change in Control shall remain exercisable as incentive stock options under the Federal tax laws only to the extent the applicable dollar limitation of Section 5.3 is not exceeded. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-qualified stock option under the Federal tax laws.

VIII.  INDEMNIFICATION OF BOARD (OR COMMITTEE, IF APPLICABLE)

    In addition to such other rights of indemnification as they may have as members of the Board (or Committee, if applicable), the members of the Board (or Committee, if applicable) shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as of which it shall be adjudged in such action, suit or proceeding that such Board (or Committee, if applicable) member is liable for negligence or misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

IX.  TERMINATION AND AMENDMENT OF THE PLAN

    9.1 The term during which options may be granted under this Plan shall expire on April 30, 2008.

    9.2 The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders (to the extent required by Section 162(m) of the Code, Section 16 of the 1934 Act and the rules promulgated thereunder and any national securities exchange or national market system on which the shares of Common Stock are then listed, included or reported), no such revision or amendment shall (a) change the designation of the class of employees and/ or independent contractors eligible to receive incentive stock options, (b) increase the total number of shares for which incentive stock options may be granted under the Plan, (c) extend the term of the Plan or the maximum option period thereunder, (d) materially increase the benefits accruing to optionees under the Plan, or (e) decrease the minimum option price or permit or make reduction of the price at which shares may be purchased under any option granted under the Plan, except as provided in Article VI above. No termination or amendment to this Plan may, without the consent of an optionee, terminate his option or materially or adversely affect his rights under any outstanding options.

X.  APPLICATION OF FUNDS

    The proceeds received by the Company from the sale of Common Stock pursuant to options will be used for general corporate purposes.

XI.  APPROVAL OF STOCKHOLDERS

    This Plan is effective as of the date of adoption by the Board of Directors (or the date the Plan received stockholder approval, if earlier) but is subject to the approval of the holders of a majority of the outstanding shares of the stock of the Company, which approval must occur no later than one year after the date of the adoption of this Plan by the Company's Board of Directors.

Date Plan Adopted by Board of Directors: April 30, 1998

Date Plan Approved by Stockholders: June 2, 1998

                      HAWAIIAN NATURAL WATER COMPANY, INC.
                        NOTICE OF GRANT OF STOCK OPTION

    Notice is hereby given of the following stock option grant (the "Option") to purchase shares of the Common Stock of Hawaiian Natural Water Company, Inc. (the "Company"):

Optionee:
                                  ------------------------

Grant Date:
                                  ------------------------

Grant Number:
                                  ------------------------

Option Price:                     $ -------------- per share

Number of Option Shares:
                                  ------------------ shares

Expiration Date:
                                  ------------------------
(for incentive stock options, no later than ten years from the Grant Date (five years in the case of an incentive stock option granted to a 10% or more stockholder)

Type of Option:
                                  ----    Incentive Stock Option

                                  ----    Non-Qualified Option

    Exercise Schedule: The Option shall become exercisable
    ---------------------------------------

    _____________________________________________________________________

    _____________________________________________________________________

    _____________________________________________________________________

    Post-Service or-Employment Exercisability: If the Option is designated a non-qualified stock option and notwithstanding any provision in Section 5 to the contrary, the Option may be exercised following Optionee's death, termination of employment or cessation of service as follows: _________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

    Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Hawaiian Natural Water Company, Inc. 1998 Stock Option Plan (the "Plan"). Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit
A. Optionee also acknowledges receipt of a copy of the Plan attached hereto as Exhibit B.

    No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service or Employment for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any subsidiary employing Optionee) or Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service or Employment at any time for any reason whatsoever, with or without cause.

Dated: ______________

                                          HAWAIIAN NATURAL WATER
                                          COMPANY, INC.
                                          By: __________________________________
                                          Title: _______________________________
                                                       _________________________
                                              OPTIONEE

                                          Address: _____________________________
                                                        ________________________
                                                        ________________________

Exhibit A: Stock Option Agreement
Exhibit B: Plan

                      HAWAIIAN NATURAL WATER COMPANY, INC.
                             STOCK OPTION AGREEMENT

    THIS STOCK OPTION AGREEMENT dated as of ______________, (this "Agreement"), is made and entered into by and between Hawaiian Natural Water Company, Inc., a Hawaiian corporation (the "Company"), and __________________ ("Optionee").

                                  WITNESSETH:

    WHEREAS, the Company's Board of Directors (the "Board") has adopted the Company's 1998 Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of key employees (including officers and directors), non-employee Board members and consultants and other independent contractors; and

    WHEREAS, Optionee is an individual who is to render valuable services to the Company or one or more parent or subsidiary corporations, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to Optionee.

    NOW, THEREFORE, it is hereby agreed as follows:

    1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in the Plan and this Agreement, the Company hereby grants to Optionee, as of the grant date (the "Grant Date") specified in the accompanying Notice of Grant of Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of the Company's Common Stock (the "Option Shares") as is specified in the Grant Notice. Such Option Shares shall be purchasable from time to time during the option term at the option price (the "Option Price") specified in the Grant Notice.

    2. OPTION TERM. This option shall expire at the close of business on the expiration date (the "Expiration Date") specified in the Grant Notice, unless sooner terminated in accordance with Section 5 or Section 6 hereof.

    3. LIMITED TRANSFERABILITY. This option shall be exercisable only by Optionee during Optionee's lifetime and shall not be transferable or assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death.

    4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in accordance with the installment schedule specified in the Grant Notice. As the option becomes exercisable for one or more installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Section 5 or Section 6 of this Agreement. This option shall not become exercisable for any additional Option Shares following Optionee's cessation of Service.

    5.  CESSATION OF SERVICE OR EMPLOYMENT.  The option term specified in
Section 2 hereof shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date in accordance with the following provisions:

        a. This option shall immediately terminate and cease to be outstanding for any Option Shares for which it is not exercisable at the time of Optionee's cessation of Service or Employment.

        b. Should Optionee cease Service or Employment for any reason other than death while this option remains outstanding, then Optionee shall have a three (3)-month period measured from the date of such cessation of Service or Employment in which to exercise this option for any or all of the Option Shares for which this option is exercisable at the time of such cessation of Service or Employment. In no event, however, may this option be exercised at any time after the specified

    Expiration Date of the option term. Upon the expiration of such three
    (3)-month period or (if earlier) upon the specified Expiration Date of the option term, this option shall terminate and cease to be outstanding.

        c. Should Optionee die while in Service or Employment or within the three (3)-month period following his or her cessation of Service or Employment, then the personal representative of Optionee's estate or the person or persons to whom this option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise the option for any or all of the Option Shares for which this option is exercisable at the time of Optionee's cessation of Service or Employment, less any Option Shares subsequently purchased by Optionee prior to death. Such right shall lapse, and this option shall terminate and cease to remain outstanding, upon the Expiration Date.

        d. During the limited period of post-Service or -Employment exercisability applicable pursuant to subsections (b) and (c) above, this option may not be exercised in the aggregate for more than the number of Option Shares (if any) for which this option is, at the time of the Optionee's cessation of Service or Employment, exercisable in accordance with either the normal exercise provisions specified in the Grant Notice or the special acceleration provisions of Section 6 of this Agreement.

        e. For purposes of this Agreement, the following definitional provisions shall be in effect:

           (1) Optionee shall be deemed to remain in Service for so long as such individual renders services on a full-time basis to the Company (or any parent or subsidiary) in the capacity of an Employee.

           (2) Optionee shall be considered to remain in Employment for so long as such individual remains in the employ of the (Company or any parent or subsidiary), subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

           (3) A corporation shall be considered to be a subsidiary of the Company if it is a member of an unbroken chain of corporations beginning with the Company, provided each such corporation in the chain (other than the last corporation) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

           (4) A corporation shall be considered to be a parent of the Company if it is a member of an unbroken chain ending with the Company, provided each such corporation in the chain (other than the Company) owns, at the time of determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    6.  CORPORATE TRANSACTION/CHANGE IN CONTROL.

        a. In the event of any Corporate Transaction or Change in Control, this option shall automatically accelerate so that it shall, immediately prior to the specified effective date for the Corporate Transaction or Change in Control, become fully exercisable with respect to the total number of Option Shares at the time subject to the option and may be exercised for all or any portion of such shares. Further, in connection with the Corporate Transaction, this option shall either be (i) assumed by the successor corporation or parent thereof or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) replaced with a right, upon exercise of which, the Optionee shall be entitled to receive solely a like amount and kind of securities, cash and/or property receivable upon such Corporate Transaction as the Optionee would have been entitled to receive if the option, to the extent not previously exercised, had been exercised in full immediately prior to such Corporate Transaction.

        b. For purposes of this Section 6, a "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

           (1) any person, or more than one person acting as a group (within the meaning of Rule 13d-3 and/or 14d-2 of the 1934 Act), other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company, directly or indirectly acquires, in a transaction or series of transactions, beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities; or

           (2) there is a change in the composition of the Board over a period of twelve (12) consecutive months such that a majority of the Board members (rounded up to the next whole number) ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        c. For purposes of this Section 6, a "Corporate Transaction" means any of the following stockholder-approved transactions to which the Company is a party:

           (1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated.

           (2) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or

           (3) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

        d. The option, to the extent it is assumed in connection with the Corporate Transaction or is otherwise to continue in effect, shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall be also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

        e.  The grant of a replacement or comparable option pursuant to this
    Section 6 shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        f. The option, to the extent it is accelerated in connection with the Change in Control, shall remain fully exercisable until the expiration or sooner termination of the option term.

        g. Any incentive stock option accelerated pursuant to this Section 6 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the applicable dollar limitation of subsection 10b is not exceeded. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-qualified stock option under the Federal tax laws.

    7.  ADJUSTMENT IN OPTION SHARES.

    In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class effected without the Company's receipt of consideration, the Board (or Plan Committee, if applicable) shall make appropriate adjustments to
(1) the number and/or class of securities subject to this option and (2) the Option Price payable per share in order to prevent any dilution or enlargement of benefits hereunder. Such adjustments shall be final, binding and conclusive.

    8. PRIVILEGE OF STOCK OWNERSHIP. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Option Price for the purchased Option Shares.

    9.  MANNER OF EXERCISING OPTION.

        a. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

           (1) Deliver to the Corporate Secretary of the Company an executed notice of exercise in substantially the form of EXHIBIT I to this Agreement (the "Exercise Notice"), in which there is specified the number of Option Shares which are to be purchased under the exercised option.

           (2) Pay the aggregate Option Price for the purchased shares through one or more of the following alternatives:

               (A) full payment in cash or by check payable to the Company's order;

               (B) full payment in shares of Common Stock valued at Fair Market Value on the Exercise Date (as such term is defined below);

               (C) full payment in a combination of shares of Common Stock valued at Fair Market Value on the Exercise Date and cash or check payable to the Company's order; or

               (D) in such other manner as determined and approved by the Board (or Committee, if applicable) in order to facilitate the exercise of the option.

           (3) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

        b. For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the option exercise, payment of the Option Price for the purchased shares must accompany such Exercise Notice. For all valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined by the Board (or Committee, if applicable) in accordance with the following provisions:

           (1) If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Board (or Committee, if applicable) to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

           (2) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through NASDAQ or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

           (3) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange and is not traded on NASDAQ, but there is a public market for the Common Stock, then the Fair Market Value on the date in question shall be the average of the last reported bid and asked prices of the Common Stock on the date in question as determined by the Board (or Committee, if applicable). If there is no reported bid and asked prices of the Common Stock on the date in question, then the Fair Market Value shall be the average of the last reported bid and asked prices of the Common Stock on the last preceding date for which such quotation exists as determined by the Board (or Committee, if applicable).

           (4) If there is no public market for the Common Stock, then the Fair Market Value on the date in question shall be determined in good faith by the Board (or Committee, if applicable).

        c. As soon as practical after receipt of the Exercise Notice, the Company shall mail or deliver to or on behalf of Optionee (or any other person or persons exercising this option in accordance herewith) a certificate or certificates representing the purchased Option Shares.

        d. In no event shall this option be exercised for any fractional shares.

    10. ADDITIONAL TERMS APPLICABLE TO AN INCENTIVE STOCK OPTION. In the event this option is designated an incentive stock option in the Grant Notice, the following terms and conditions shall also apply to the grant:

        a. This option shall cease to qualify for favorable tax treatment as an incentive stock option under the Federal tax laws if (and to the extent) this option is exercised for one or more Option Shares: (i) more than three
    (3) months after the date Optionee ceases to be an Employee for any reason other than death.

        b. If this option is to become exercisable in a series of installments as indicated in the Grant Notice, no such installment shall qualify for favorable tax treatment as an incentive stock option under the Federal tax laws if (and to the extent) the aggregate Fair Market Value (determined at the Grant Date) of the Company's Common Stock for which such installment first becomes exercisable hereunder will, when added to the aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other incentive stock options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any parent or subsidiary), first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the number of shares of Common Stock for which this option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, this option may nevertheless be exercised for those excess shares in such calendar year as a non-qualified option.

        c. Should the exercisability of this option be accelerated upon a Corporate Transaction in accordance with Section 6 hereof, then this option shall qualify for favorable tax treatment as an incentive stock option under the Federal tax laws only to the extent the aggregate Fair Market Value (determined at the Grant Date) of the Company's Common Stock for which this option first becomes exercisable in the calendar year in which the Corporate Transaction occurs does not, when added to the aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock or other securities for which this option or one or more other incentive stock options granted to Optionee prior to the Grant Date (whether under the Plan or any other option plan of the Company or any parent or subsidiary) first become exercisable during the same calendar year, exceed One Hundred Thousand Dollars ($100,000) in the aggregate. Should the number of shares of Common Stock for which this option first becomes exercisable in the calendar year of such Corporate Transaction exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, the option may nevertheless be exercised for the excess shares in such calendar year as a non-qualified option.

        d. Should the Optionee hold, in addition to this option, one or more other options to purchase Common Stock which become exercisable for the first time in the same calendar year as this option, then the foregoing limitations on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.

        e. Notwithstanding the designation of this option as an incentive stock option in the Grant Notice, this option shall not qualify as an incentive under the Federal tax laws if the Optionee directly or indirectly owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or its parent corporation or any of its subsidiary corporations, unless the Option Price is at least one hundred ten percent (110%) of the Fair Market Value per share of Common Stock subject to this option on the Grant Date and the Expiration Date is no later than five
    (5) years after the Grant Date.

        f. To the extent this option should fail to qualify as an incentive stock option under the Federal tax laws, Optionee will recognize compensation income in connection with the acquisition of one or more Option Shares hereunder, and Optionee must make appropriate arrangements for the satisfaction of all Federal, state or local income and employment tax withholding requirements applicable to such compensation income.

    11. ADDITIONAL TERMS APPLICABLE TO A NON-QUALIFIED STOCK OPTION. In the event this option is designated a non-qualified stock option in the Grant Notice, Optionee shall make appropriate arrangements with the Company (or any parent or subsidiary employing Optionee) for the satisfaction of all Federal, state or local income tax and employment tax withholding requirements applicable to the exercise of this option.

    12. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Hawaii without resort to that state's conflict-of-laws rules.

    13. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

    14.  SUCCESSORS AND ASSIGNS.  Except to the extent otherwise provided in
Section 3 or Section 6 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs and legal representatives of Optionee and the successors and assigns of the Company.

    15. LIABILITY OF COMPANY. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company shall, however, use its best efforts to obtain all such approvals.

    16. NO EMPLOYMENT/SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in the Service or Employment of the Company (or any parent or subsidiary employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any such parent or subsidiary) or Optionee, which rights are hereby expressly reserved by each party, to terminate Optionee's Service or Employment at any time for any reason whatsoever, with or without cause.

    17. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at the Company's principal offices at 248 Mokauea Street, Honolulu, Hawaii 96819. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

    18. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Plan. All decisions of the Board (or Committee, if applicable) with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

                                          HAWAIIAN NATURAL WATER
                                          COMPANY, INC.
                                          --------------------------------------
                                          By:
                                          --------------------------------------

                                          Title:
 -------------------------------------------------------------------------------

                                   EXHIBIT I
                          NOTICE OF EXERCISE OF OPTION

    I hereby notify Hawaiian Natural Water Company, Inc. (the "Company") that I elect to purchase ______ shares of the Company's Common Stock (the "Purchased Shares") at the option exercise price of $______ per share (the "Option Price") pursuant to that certain option (the "Option") granted to me under the Company's 1998 Stock Option Plan on ______.

    Concurrently with the delivery of this Notice of Exercise of Option to the Corporate Secretary of the Company, I shall hereby pay to the Company the Option Price for the Purchased Shares in accordance with the provisions of my agreement with the Company evidencing the Option (the "Agreement"), and shall deliver whatever additional documents may be required by the Agreement as a condition for exercise.

Date: , 199                                   OPTIONEE

                                              -------------------------------------------
                                              -------------------------------------------
                                              Address: ----------------------------------
                                              -------------------------------------------

Print name in exact manner it is to appear
on the stock certificate:
                                              -------------------------------------------

Address to which certificate is to be sent,
if different from address above:              -------------------------------------------
                                              -------------------------------------------

Social Security Number:
                                              -------------------------------------------

Employee Number:
                                              -------------------------------------------

                      HAWAIIAN NATURAL WATER COMPANY, INC.
                 NOTICE OF GRANT OF NON-QUALIFIED STOCK OPTION

    Notice is hereby given of the following stock option grant (the "Option") to purchase shares of the Common Stock of Hawaiian Natural Water Company, Inc. (the "Company"):

Optionee:
                                  ------------------------

Grant Date:
                                  ------------------------

Grant Number:
                                  ------------------------

Option Price:                     $ -------------- per share

Number of Option Shares:
                                  ------------------ shares

Expiration Date:
                                  ------------------------

    Exercise Schedule: The Option shall become exercisable
    ---------------------------------------

    _____________________________________________________________________

    _____________________________________________________________________

    _____________________________________________________________________

    Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the Hawaiian Natural Water Company, Inc. 1998 Stock Option Plan (the "Plan"). Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit
A. Optionee also acknowledges receipt of a copy of the Plan attached hereto as Exhibit B.

    No Employment or Service Contract. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service or Employment for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any subsidiary employing Optionee) or Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service or Employment at any time for any reason whatsoever, with or without cause.

Dated: ______________

                                          HAWAIIAN NATURAL WATER
                                          COMPANY, INC.
                                          By: __________________________________
                                          Title: _______________________________
                                                       _________________________
                                              OPTIONEE

                                          Address: _____________________________
                                                        ________________________
                                                        ________________________

Exhibit A: Stock Option Agreement
Exhibit B: Plan

                      HAWAIIAN NATURAL WATER COMPANY, INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

    THIS STOCK OPTION AGREEMENT dated as of __________, (this "Agreement"), is made and entered into by and between Hawaiian Natural Water Company, Inc., a Hawaiian corporation (the "Company"), and ____________ ("Optionee").

                                  WITNESSETH:

    WHEREAS, the Company's Board of Directors (the "Board") has adopted the Company's 1998 Stock Option Plan (the "Plan") for the purpose of attracting and retaining the services of key employees (including officers and directors), non-employee Board members and consultants and other independent contractors; and

    WHEREAS, Optionee is an individual who is to render valuable services to the Company or one or more parent or subsidiary corporations, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company's grant of a stock option to Optionee.

    NOW, THEREFORE, it is hereby agreed as follows:

    1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in the Plan and this Agreement, the Company hereby grants to Optionee, as of the grant date (the "Grant Date") specified in the accompanying Notice of Grant of Stock Option (the "Grant Notice"), a stock option to purchase up to that number of shares of the Company's Common Stock (the "Option Shares") as is specified in the Grant Notice. Such Option Shares shall be purchasable from time to time during the option term at the option price (the "Option Price") specified in the Grant Notice.

    2. OPTION TERM. This option shall expire at the close of business on the expiration date (the "Expiration Date") specified in the Grant Notice, unless sooner terminated in accordance with Section 5 or Section 6 hereof.

    3. LIMITED TRANSFERABILITY. This option shall be exercisable only by Optionee during Optionee's lifetime and shall not be transferable or assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death.

    4. DATES OF EXERCISE. This option shall become exercisable for the Option Shares in accordance with the installment schedule specified in the Grant Notice. As the option becomes exercisable for one or more installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date.

    5.  CORPORATE TRANSACTION/CHANGE IN CONTROL.

        a. In the event of any Corporate Transaction or Change in Control, this option shall automatically accelerate so that it shall, immediately prior to the specified effective date for the Corporate Transaction or Change in Control, become fully exercisable with respect to the total number of Option Shares at the time subject to the option and may be exercised for all or any portion of such shares. Further, in connection with the Corporate Transaction, this option shall either be (i) assumed by the successor corporation or parent thereof or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, or (ii) replaced with a right, upon exercise of which, the Optionee shall be entitled to receive solely a like amount and kind of securities, cash and/or property receivable upon such Corporate Transaction as the Optionee would have been entitled to receive if the option, to the extent not previously exercised, had been exercised in full immediately prior to such Corporate Transaction.

        b. For purposes of this Section 5, a "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

           (1) any person, or more than one person acting as a group (within the meaning of Rule 13d-3 and/or 14d-2 of the 1934 Act), other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company, directly or indirectly acquires, in a transaction or series of transactions, beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities; or

           (2) there is a change in the composition of the Board over a period of twelve (12) consecutive months such that a majority of the Board members (rounded up to the next whole number) ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

        c. For purposes of this Section 5, a "Corporate Transaction" means any of the following stockholder-approved transactions to which the Company is a party:

           (1) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated.

           (2) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company, or

           (3) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

        d. The option, to the extent it is assumed in connection with the Corporate Transaction or is otherwise to continue in effect, shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall be also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

        e.  The grant of a replacement or comparable option pursuant to this
    Section 5 shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

        f. The option, to the extent accelerated in connection with the Change in Control, shall remain fully exercisable until the expiration of the option term.

    6. ADJUSTMENT IN OPTION SHARES. In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class effected without the Company's receipt of consideration, the Board (or Plan Committee, if applicable) shall make appropriate adjustments to (1) the number and/or class of securities subject to this option and (2) the

Option Price payable per share in order to prevent any dilution or enlargement of benefits hereunder. Such adjustments shall be final, binding and conclusive.

    7. PRIVILEGE OF STOCK OWNERSHIP. The holder of this option shall not have any of the rights of a stockholder with respect to the Option Shares until such individual shall have exercised this option and paid the Option Price for the purchased Option Shares.

    8.  MANNER OF EXERCISING OPTION.

        a. In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

           (1) Deliver to the Corporate Secretary of the Company an executed notice of exercise in substantially the form of EXHIBIT I to this Agreement (the "Exercise Notice"), in which there is specified the number of Option Shares which are to be purchased under the exercised option.

           (2) Pay the aggregate Option Price for the purchased shares through one or more of the following alternatives:

               (A) full payment in cash or by check payable to the Company's order;

               (B) full payment in shares of Common Stock valued at Fair Market Value on the Exercise Date (as such term is defined below);

               (C) full payment in a combination of shares of Common Stock valued at Fair Market Value on the Exercise Date and cash or check payable to the Company's order; or

               (D) in such other manner as determined and approved by the Board (or Committee, if applicable) in order to facilitate the exercise of the option.

           (3) Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

        b. For purposes of this Agreement, the Exercise Date shall be the date on which the executed Exercise Notice shall have been delivered to the Company. Except to the extent the sale and remittance procedure specified above is utilized in connection with the option exercise, payment of the Option Price for the purchased shares must accompany such Exercise Notice. For all valuation purposes under this Agreement, the Fair Market Value per share of Common Stock on any relevant date shall be determined by the Board (or Committee, if applicable) in accordance with the following provisions:

           (1) If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Board (or Committee, if applicable) to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

           (2) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through NASDAQ or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

           (3) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange and is not traded on NASDAQ, but there is a public market for the Common Stock, then the Fair Market Value on the date in question shall be the average of the last reported bid and asked prices of the Common Stock on the date in question as determined by the Board (or Committee, if applicable). If there is no reported bid and asked prices of the Common Stock on the date in question, then the Fair Market Value shall be the average of the last reported bid and asked prices of the Common Stock on the last preceding date for which such quotation exists as determined by the Board (or Committee, if applicable).

           (4) If there is no public market for the Common Stock, then the Fair Market Value on the date in question shall be determined in good faith by the Board (or Committee, if applicable).

        c. As soon as practical after receipt of the Exercise Notice, the Company shall mail or deliver to or on behalf of Optionee (or any other person or persons exercising this option in accordance herewith) a certificate or certificates representing the purchased Option Shares.

        d. In no event shall this option be exercised for any fractional shares.

    9. EMPLOYMENT TAX WITHHOLDING. If Optionee is an employee, Optionee shall make appropriate arrangements with the Company (or any parent or subsidiary employing Optionee) for the satisfaction of all Federal, state or local income tax and employment tax withholding requirements applicable to the exercise of this option.

    10. GOVERNING LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Hawaii without resort to that state's conflict-of-laws rules.

    11. COMPLIANCE WITH LAWS AND REGULATIONS. The exercise of this option and the issuance of Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

    12.  SUCCESSORS AND ASSIGNS.  Except to the extent otherwise provided in
Section 3 hereof, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs and legal representatives of Optionee and the successors and assigns of the Company.

    13. LIABILITY OF COMPANY. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company shall, however, use its best efforts to obtain all such approvals.

    14. NO EMPLOYMENT/SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in the service or employment of the Company (or any parent or subsidiary employing or retaining Optionee) for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any such parent or subsidiary) or Optionee, which rights are hereby expressly reserved by each party, to terminate Optionee's service or employment at any time for any reason whatsoever, with or without cause.

    15. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of the Corporate Secretary at the Company's principal offices at 248 Mokauea Street, Honolulu, Hawaii 96819. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated on the Grant Notice. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, by registered or certified mail, postage prepaid and properly addressed to the party to be notified.

    16. CONSTRUCTION. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the Plan. All decisions of the Board (or Committee, if applicable) with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

                                          HAWAIIAN NATURAL WATER
                                          COMPANY, INC.
                                          --------------------------------------
                                          By:
                                          --------------------------------------

                                          Title:
 -------------------------------------------------------------------------------

                                   EXHIBIT I
                          NOTICE OF EXERCISE OF OPTION

    I hereby notify Hawaiian Natural Water Company, Inc. (the "Company") that I elect to purchase ______ shares of the Company's Common Stock (the "Purchased Shares") at the option exercise price of $______ per share (the "Option Price") pursuant to that certain option (the "Option") granted to me under the Company's 1998 Stock Option Plan on __________.

    Concurrently with the delivery of this Notice of Exercise of Option to the Corporate Secretary of the Company, I shall hereby pay to the Company the Option Price for the Purchased Shares in accordance with the provisions of my agreement with the Company evidencing the Option (the "Agreement"), and shall deliver whatever additional documents may be required by the Agreement as a condition for exercise.

Date: , 199                                   OPTIONEE

                                              -------------------------------------------
                                              -------------------------------------------
                                              Address: ----------------------------------
                                              -------------------------------------------

Print name in exact manner it is to appear
on the stock certificate:
                                              -------------------------------------------

Address to which certificate is to be sent,
if different from address above:              -------------------------------------------
                                              -------------------------------------------

Social Security Number:
                                              -------------------------------------------

Employee Number:
                                              -------------------------------------------

                      HAWAIIAN NATURAL WATER COMPANY, INC.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 2, 1998
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby constitutes and appoints Marcus Bender and Brian Barbata, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Hawaiian Natural Water Company, Inc. (the "Company") to be held Tuesday, June 2, 1998, at 10:00 a.m. at the Honolulu Club, 932 Ward Avenue, Honolulu, Hawaii, and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

    1.  PROPOSAL 1 -- To elect four directors.

        Marcus Bender, Brian Barbata, John Mayo, Michael Chagami

                    / /  FOR all nominees                      / /  WITHHELD from all nominees
                    / /  FOR, except vote withheld from the following nominees:

    2.  PROPOSAL 2 -- Approval of the 1998 Stock Option Plan.

                    / /  FOR              / /  AGAINST              / /  ABSTAIN

    3. PROPOSAL 3 -- Ratification of Arthur Andersen LLP as independent accountants.

                    / /  FOR              / /  AGAINST              / /  ABSTAIN

    4. In their discretion on any other business that may properly come before the Meeting and any adjournments.

                         / /  FOR              / /  WITHHELD

                           (Please sign on reverse.)

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1) THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES LISTED, IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM
(2) OR (3) THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (4) UNLESS THE BOX LABELED "WITHHELD" IS CHECKED. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT EXERCISED.

Receipt herewith of the Company's Annual Report and Notice of Meeting and Proxy Statement, dated May 1, 1998, is hereby acknowledged.
                                              Dated: _____________________, 1998
                                              __________________________________

                                                (Signature of Stockholder(s))

                                              (Joint owners must EACH sign.
                                              Please sign EXACTLY as your
                                              name(s) appear(s) on this card.
                                              When signing as attorney, trustee,
                                              executor, administrator, guardian
                                              or corporate officer, please give
                                              your FULL title.)